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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2000

                           AMERICAN REALTY TRUST, INC.
               (Exact name of registrant as specified in charter)

          Georgia                        1-9948                 54-0697989
(State of other jurisdiction    (Commission file number)      (IRS employer
     of incorporation)                                      identification no.)


10670 North Central Expressway
Suite 300
Dallas, Texas                                                     75231
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (214) 692-4700


          (Former name or former address; if changed since last report)

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ITEM 5. OTHER EVENTS.

The reorganization and combination of American Realty Trust, Inc. and National Realty, L.P. previously postponed from its original June 30, 2000 date has been rescheduled to occur on or before August 3, 2000. The common stock of American Realty Trust, Inc. (NYSE:ARB) will cease trading on the New York Stock Exchange as of the close of trading on August 2, 2000. The Company anticipates that the common stock of American Realty Investors, Inc. will commence trading on the New York Stock Exchange on August 3, 2000 under the trading symbol "ARL".
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMERICAN REALTY TRUST, INC.



                                        By: /s/ Robert A. Waldman
                                            -----------------------------------
                                                Robert A. Waldman
                                                Secretary

July 31, 2000